Supplement to the
Fidelity® Select Portfolios®
Semiconductors Portfolio
April 29, 2026
Summary Prospectus

Adam Benjamin no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Sonu Kalra (Portfolio Manager) has managed the fund since 2026.
ELE-SUSTK-0726-103 1.9886535.103	July 15, 2026